Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of September 21, 2020, by and among Driftwood Holdings LP (f/k/a Driftwood Holdings LLC), a Delaware limited partnership, as borrower (the “Borrower”), each of the Guarantors party hereto, each of the Lenders that is a signatory hereto, and Wilmington Trust, National Association, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS

A.            The Borrower, the Administrative Agent, the Guarantors from time to time party thereto, the lenders from time to time party thereto as lenders (the “Lenders”), and Wilmington Trust, National Association, as Collateral Agent, have entered into that certain Credit and Guaranty Agreement, dated as of May 23, 2019, as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of February 28, 2020, by that certain Second Amendment to Credit and Guaranty Agreement, dated as of March 23, 2020 and by that certain Third Amendment to Credit and Guaranty Agreement dated as of April 28, 2020 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions prior to the date hereof, the “Credit Agreement”).

B.             The Borrower wishes to amend, and the Lenders party hereto, constituting all of the Lenders, are willing to amend, the Credit Agreement and the other Financing Documents on the terms and subject to the conditions set forth herein.

C.             Pursuant to Section 10.02(b) of the Credit Agreement, each amendment to the Credit Agreement set forth herein shall not be effective unless set forth in a writing signed by the Borrower and each Lender affected by such amendment and acknowledged by the Administrative Agent.

NOW THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Credit Agreement. The Borrower and the Lenders party hereto (constituting collectively all of the Lenders) hereby agree to amend the Credit Agreement on the Fourth Amendment Effective Date (as defined below) as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Cap” has the meaning set forth in Section 6.04(f).

“Cap Excess Provision” has the meaning set forth in Section 6.04(f).

“Growth Investment” has the meaning set forth in Section 6.04(f).

1

(b)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Outside Date” in its entirety as follows:

“ “Outside Date” means March 23, 2022.”

(c)	Section 6.04(f) of the Credit Agreement is deleted and replaced in its entirety with the following:

“(f)        other Investments in any Subsidiary of Tellurian (other than ProductionCo or any of its Subsidiaries), but only to the extent made with proceeds from the issuance of the Capital Stock of Tellurian; provided that Investments in ProductionCo or any of its Subsidiaries may be made with such proceeds, or with the proceeds of any asset sales described in clauses (i) or (ii) of Section 6.04(g), if the cumulative amount of such Investments, and any Investments in ProductionCo or any of its Subsidiaries made pursuant to Section 6.04(g), do not exceed $15,000,000 in the aggregate (the “Cap”), and: (i) such proceeds are used exclusively for capital expenditures (or other reasonable growth initiatives) of ProductionCo or its Subsidiaries; and (ii) none of such proceeds are used to prepay or repay the principal amount of any Indebtedness under, or to pay any fees under, the ProductionCo Credit Agreement (any such permitted Investment, a “Growth Investment”); provided further that notwithstanding the foregoing, additional Growth Investments in ProductionCo or any of its Subsidiaries in excess of the Cap may be made with such proceeds, or with the proceeds of any asset sales described in clauses (i) and (ii) of Section 6.04(g), but only to the extent that the Borrower prepays, prior to or substantially concurrently with the making of such additional Investments, the principal amount of the Loans in accordance with Section 2.05(a) on at least an equivalent dollar-for-dollar basis as the amount of such additional Investments (the “Cap Excess Provision”); or”

(d)	Section 6.04(g) of the Credit Agreement is deleted and replaced in its entirety with the following:

“(g)       other Investments in any Subsidiary of Tellurian, but only to the extent made with proceeds from: (i) the sale of the Horsehill well owned by Magellan Petroleum (UK) Limited; or (ii) the sale of the Capital Stock of a Foreign Subsidiary that owns, directly or indirectly, the Horsehill well; provided that any Investments in ProductionCo or any of its Subsidiaries that are made with the proceeds of any such sale: (x) must be a Growth Investment and shall count towards, and shall be limited by, the Cap; and (y) shall be subject to the Cap Excess Provision.”

2

(e)	Clause (iv) of Section 6.07(e) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(iv)      Restricted Payments permitted under Section 6.06 and Investments permitted under Section 6.04.”

2.              Conditions. The amendments to the Credit Agreement set forth in Section 1 above shall not become effective until the date (the “Fourth Amendment Effective Date”) on which all of the following conditions have been satisfied:

(a)	The Borrower, each Lender party hereto (constituting all of the Lenders), each Guarantor, and the Administrative Agent have delivered their fully executed signature pages hereto.

(b)	Without taking into account any amendment to, or amendment and restatement of, the NCS Warrant Agreement or Second NCS Warrant Agreement entered into prior to the date hereof, Tellurian and Nineteen77 Capital Solutions A LP shall have entered into an amendment to, or an amendment and restatement of, the NCS Warrant Agreement on mutually agreed terms, and have entered into an amendment to, or an amendment and restatement of the Second NCS Warrant Agreement on mutually agreed terms.

(c)	The Borrower shall have prepaid the Loans on a pro rata basis pursuant to Section 2.05(a) of the Credit Agreement in an aggregate principal amount of $12,000,000 (without taking into account any prepayments of the Loans made prior to the date hereof), plus any and all accrued but unpaid interest, fees and expenses relating to the Loans as of the Fourth Amendment Effective Date. The Administrative Agent (acting at the direction of the Lenders) hereby agrees that: (i) the Borrower shall give notice of such prepayment to the Administrative Agent by email (which notice must indicate the day on which such prepayment is to be made); and (ii) subject to Section 2.10(a) of the Credit Agreement, such notice shall be given on the day on which such prepayment is to be made.

(d)	Each of the representations and warranties contained in Section 4 of this Amendment shall be true and correct on the Fourth Amendment Effective Date as set forth in Section 4 of this Amendment.

(e)	The Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses, including the reasonable and documented fees of Latham and Watkins LLP, counsel to the Lenders, required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Amendment.

3

3.              Covenants.

(a)            On the Fourth Amendment Effective Date, Tellurian shall file a Current Report on Form 8-K with the Securities and Exchange Commission describing the material terms of this Amendment, and upon such filing, Tellurian and the Borrower shall be deemed to have satisfied any obligations under Section 5.20 of the Credit Agreement relating to the execution of this Amendment.

(b)            If, at any time after the Fourth Amendment Effective Date and prior to the date on which the aggregate principal amount of the Loan is repaid in full, Nineteen77 Capital Solutions A LP exercises its purchase rights under the NCS Warrant Agreement with respect to any of the 3,000,000 warrant shares (at a strike price of $1.00 per share) that vested under Section (2)(a)(i) thereof, then Tellurian shall, within one (1) Business Day of the date of such exercise(s), use 100% of the cash proceeds of such exercise(s) to make a mandatory prepayment of up to $3,000,000 of the outstanding principal amount of the Loans; provided that any such application of proceeds cannot exceed the then outstanding principal amount of the Loans on the date(s) of such exercise(s). The failure to make any prepayment as and when required under the terms of this Section 3(b) shall be an Event of Default under Section 7.01(d)(i) of the Credit Agreement.

4.              Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender that, as of the Fourth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment: (i) each representation and warranty of each of the Loan Parties and Tellurian set forth in the Financing Documents is true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case such representation or warranty shall be true and correct in all respects); provided that if any such representation or warranty relates solely to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date; and (ii) no Default or Event of Default has occurred and is continuing.

5.              Scope of Amendment; Reaffirmation. From and after the Fourth Amendment Effective Date, all references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as expressly provided by this Amendment, all of the terms and provisions of the Financing Documents are unchanged and shall remain in full force and effect. This Amendment is a Financing Document. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Financing Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment, and the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guaranty (as applicable) and grant of Liens and security interests (as applicable) under the Financing Documents to which it is a party shall remain in full force and effect and shall apply to the Obligations as amended hereby and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guaranty (as applicable) or grant of Liens and security interests (as applicable) to the Collateral Agent or any other Financing Document executed by such Guarantor, all of which are hereby ratified, confirmed and affirmed in all respects after giving effect to this Amendment. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent, or document shall be required to give effect to this Section 5. Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may, in accordance with the terms of the Credit Agreement, from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Financing Documents without notice to or consent from such Guarantors and without affecting the validity or enforceability of such Guarantor’s guaranty or grant of Liens and security interests under the Financing Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guaranty or grant of Liens and security interests under the Financing Documents.

4

6.              Miscellaneous.

(a)            No Waiver of Defaults. Except as expressly set forth herein, this Amendment does not constitute: (i) a waiver of, or a consent to: (A) any provision of the Credit Agreement or any other Financing Document; or (B) any present or future violation of, or default under, any provision of the Financing Documents; or (ii) a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Financing Documents.

(b)            Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(c)            Waiver of Jury Trial. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AMENDMENT.

(d)            Counterparts.           This Amendment may be executed on any number of separate counterparts, by facsimile or electronic mail, and all of said counterparts taken together shall be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“pdf”) signature page shall constitute an original for purposes hereof.

(e)            Headings. The Section headings used herein have been inserted in this Amendment as a matter of convenience for reference only, and it is agreed that such Section headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

(f)            Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal, or unenforceable provision.

5

(g)            Administrative Agent Instructions and Indemnification. By signing below, each of the Lenders hereby directs the Administrative Agent to execute this Amendment. The provisions of Sections 8.01 and 10.03 of the Credit Agreement shall apply in respect of the actions of the Administrative Agent taken pursuant to this Amendment.

(h)            Recitals. The Recitals to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

(i)            Entirety. The Credit Agreement (as amended hereby) and the other Financing Documents constitute the entire contract between the parties hereto relative to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

6

This Amendment is executed as of the date set out in the preamble to this Amendment.

DRIFTWOOD HOLDINGS LP,
a Delaware limited partnership,
as the Borrower

By: Driftwood GP Holdings LLC, its general partner

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD HOLDCO LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to Fourth Amendment to Credit Agreement]

HAYNESVILLE GLOBAL ACCESS PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

PERMIAN GLOBAL ACCESS PIPELINE LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN LNG LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LNG TUG SERVICES LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LNG LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to Fourth Amendment to Credit Agreement]

DRIFTWOOD GP HOLDINGS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

DRIFTWOOD LP HOLDINGS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

TELLURIAN INC.,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Senior Vice President, Treasurer

TELLURIAN INVESTMENTS LLC,
as a Guarantor

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

[Signature Page to Fourth Amendment to Credit Agreement]

NINETEEN77 CAPITAL SOLUTIONS A LP,
as a Lender

By:	UBS O’Connor LLC, its investment manager

	By:	/s/ Rodrigo Trelles
	Name:	Rodrigo Trelles
	Title:	Managing Director

	By:	/s/ Baxter Wasson
	Name:	Baxter Wasson
	Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

Acknowledged and agreed by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Amanda Berg
Name:	Amanda Berg
Title:	Banking Officer

[Signature Page to Fourth Amendment to Credit Agreement]